SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 16, 2004 (January 16, 2004)

MANPOWER INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-10686	39-1672779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 North Ironwood Road Milwaukee, Wisconsin	53217
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (414) 961-1000

      Item 5. Other Events and Regulation FD Disclosure.

      On January 16, 2004, Manpower Inc. ("Manpower") and Right Management Consultants, Inc. ("Right") issued a press release announcing their determination pursuant to their previously announced merger agreement that Manpower will exchange 0.3874 of a share of Manpower common stock for each share of common stock of Right, based on the expectation that Manpower will first accept shares of Right common stock for exchange pursuant to the exchange offer at 12:00 midnight, New York City time, on the evening of January 21, 2004, the initial expiration date of the exchange offer. The press release is attached hereto as an exhibit and is incorporated herein by reference.

      Item 7. Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 16, 2004 (incorporated by reference to Manpower's filing pursuant to Rule 425 under the Securities Act of 1933 on January 20, 2004).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 16, 2004	MANPOWER INC.

By: /s/ Michael J. Van Handel
Michael J. Van Handel Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 16, 2004 (incorporated by reference to Manpower's filing pursuant to Rule 425 under the Securities Act of 1933 on January 20, 2004).